Exhibit 99.1
Merrill Lynch Global Metals & Mining Conference May 12, 2009 Gregory H. Boyce Chairman and Chief Executive Officer Peabody Energy

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of April 15, 2009. These factors are difficult to accurately predict and may be beyond the company’s control. The company does not undertake to update its forward-looking statements. Factors that could affect the company’s results include, but are not limited to: the duration and severity of the global economic downturn and disruptions in the financial markets; ability to renew sales contracts; reductions and/or deferrals of purchases by major customers; credit and performance risks associated with customers, suppliers, trading and banks and other financial counterparties; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; geologic, equipment and operational risks inherent to mining; impact of weather on demand, production and transportation; replacement of coal reserves; price volatility and demand, particularly in higher-margin products and in our trading and brokerage businesses; performance of contractors, third-party coal suppliers or major suppliers of mining equipment or supplies; negotiation of labor contracts, employee relations and workforce availability; availability and costs of credit, surety bonds, letters of credit, and insurance; changes in postretirement benefit and pension obligations and funding requirements; availability and access to capital markets on reasonable terms to fund growth and acquisitions; legislative and regulatory developments, including mercury and carbon dioxide-related limitations; the outcome of pending or future litigation; coal and power market conditions; availability and costs of competing energy resources; risks associated with our Btu Conversion or generation development initiatives; global currency exchange and interest rate fluctuation; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company’s reports filed with the Securities and Exchange Commission. The use of “Peabody,” “the company,” and “our” relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expense and depletion, depreciation & amortization. For a reconciliation of EBITDA (or Adjusted EBITDA), a non-GAAP measure, to income from continuing operations net of income taxes, the most comparable GAAP measure, please see PeabodyEnergy.com and the company’s documents filed with the SEC. 4/15/09 2

BTU: The Only Global Pure-Play Coal Investment Three Key Takeaways Three Primary Effects of Current Conditions Soft Near-Term Major Future Strong Investment Markets Market Rebound Opportunities Industry Underinvestment BTU is Swiftly and Depletion Uniquely Moving to to Drive Major Positioned Rebalance Oil, Gas and Coal to Benefit from Supply/Demand Resurgence Growth Trends 3

Global Coal Supply-Demand: Historically Swift Response to Rebalance ? Steel production declines reduce 2009 seaborne met coal demand by 40 to 50 million tonnes – 40 to 45 million tonnes of production reductions announced to date ? Pacific thermal coal market expected to remain largely stable in second half of 2009 ? U.S. demand down 70 to 90 million tons on lower generation, exports and natural gas prices – 68 million tons of announced reductions – Additional implied reduction balances market 4

BTU Focus Areas for 2009 U.S. Production: 2009 Sold Out and 2010 80% Priced • Continue focus on strong cost control and productivity – Record safety year in 2008 – Stable U.S. costs over last three quarters • Increase contributions from high-margin operations • Exercise tight capital discipline • Evaluate opportunistic acquisitions amid distressed markets • Pursue global trading, infrastructure and joint venture opportunities – Peabody-Polo Resources JV completed

Markets: Strong Contango Represents Real Market Dynamics Coal: API 2 Coal: PRB 8800 Natural Gas $99.50 $100 $15 $8 $13.03 $7.01 $75$ 6 $10 $60.00 $7.67 $50$ 4 $3.32 $5 $25$ 2 N/A $0$ 0 $0 May 2009 2010 2011 2012 May 2009 2010 2011 2012 May 2009 2010 2011 2012 2009 2009 2009 6

Fragile Economies... But Early Signs of Recovery? What to Watch for in Gauging the Recovery Atlantic Markets Pacific Markets Leading U.S. China, emerging Economic indicators rise; Asia GDP Growth lagging metrics estimates still falling increasing Industrial Remains weak in First signs of Production Europe and U.S. manufacturing recovery in China Steel plants Steel plants working through working through destocking destocking Inventories High thermal coal Normal thermal inventories in coal inventories Europe and U.S. in Asia 7

BTU: The Only Global Pure-Play Coal Investment Three Key Takeaways Three Primary Effects of Current Conditions Soft Near-Term Major Future Strong Investment Markets Market Rebound Opportunities Resurgence from Strong BTU BTU is Underinvestment Contract Uniquely in Energy Supply / Position; Positioned Long-Term Reducing 2009 to Benefit from Energy Growth Production Growth Trends 8

Sharp Rebound Likely When Markets Recover ? Capital reductions and project cancellations by major energy and mining companies ? Financing challenges further threaten a number of producers ? Environmental challenges in U.S. place 10% of production at risk, virtually all of it exportable ? Geology, permitting and safety compliance challenge supply in certain high-cost regions ? Significant secular demand from electricity growth by emerging nations 9

China Continues to Reduce Exports While India Increases Imports China and India Represent Nearly Half of Global Coal Demand ? China: record imports YTD 2009 ? May be 10 to 20 million tonne net coal importer in 2009 ? Massive small mine closure under way ? Using others’ resources first ? India is the world’s fastest-growing coal importer ? Domestic production to be significantly short of demand ? Coal and Oil Group of India: thermal imports to quadruple by to 100 MTPY by 2012 Source: International Energy Agency, World Energy Outlook 2008; industry reports. 10

Coal Continues to be the World’s Fastest Growing Fuel Six-Year Change in Global Energy Consumption Compound Annual Growth Rate Nuclear 4% 0.6% Change Oil 11% 1.7% Hydro 19% 2.9% 2007 2001 — Natural Gas 19% 2.9% Coal 35% 5.1% 0 5 10 15 20 25 30 35 Source: BP Statistical Review of World Energy, June 2008. 11

International Energy Agency Projects 61% Growth in Global Coal Use by 2030 Growth in Coal Demand Through 2025 Exceeds Natural Gas, Nuclear, Hydro, Wind and Solar Combined 1,800 1,666 MTOE 1,600 Coal 1,467 MTOE Equivalent 1,400 Wind & Solar 210 MTOE 1,200 Hydro 122 MTOE Nuclear 158 MTOE 1,000 Natural Gas 977 MTOE 800 600 Million Tonnes of Oil 400 200 0 Source: International Energy Agency, World Energy Outlook 2008. 12

Global Coal Plant Build-out: 200 GW Under Construction; 700 MTPA of Coal Use 30 Units in U.S. Under Construction Requiring 70 MTPA of Coal The 1,600 MW Prairie State Energy Campus under construction in Southern Illinois; startup in 2011 Includes units under construction and newly completed for 2009. 13

U.S. Economic Stimulus Provides Unprecedented Clean Coal Support

- $3.4 billion for fossil fuel
  - $1.0 billion for R&D (potentially FutureGen)
  - $800 million for Clean Power Initiative
  - $1.5 billion for industrial CCS demo projects
- Carbon storage tax credits
  - $20/tonne CO_2 credit for deep permanent storage
  - $10/tonne CO_2 credit for enhanced oil recovery
- $11 billion for transmission upgrades benefits coal-by-wire
- Support for electric car R&D



CO_2 carbon storage test well at Peabody/ ConocoPhillips Kentucky NewGas site in Hancock County, Kentucky

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Coal with Carbon Capture and Storage: The Low-Cost, Low-Carbon Option ? European Commission: Costs of achieving climate goals could be up to 40% higher without CCS ? IEA on options to achieve 50% global emissions reduction by 2050: Carnegie Mellon study: Cost of Coal with CCS is: – Most expensive 15% — 50% Below 25% — 40% Below 15% Below option is “No CCS” Wind Natural Gas Nuclear scenario which results in additional costs in 2050 of $1.28 trillion – Mitigation cost without CCS is 71% greater than when coal with CCS is included Source: European Commission; International Energy Agency; Carnegie Mellon University: “Cost and Performance of Fossil Fuel Power Plants,” 2007, E.S. Rubin, et al.,; “A National Renewable Portfolio Standard? Not Practical,” 2008, 15

Btu Conversion and Clean Coal Solutions Continue as a Global Leader in Clean Coal Solutions Mongolia Inner Mongolia China Kentucky NewGas Inner Mongolia GreatPoint Partnering with Only non-Chinese Advancing Inner Energy to ConocoPhillips equity partner in Mongolian develop on new coal- GreenGen, China’s mine and coal-to-gas to-natural gas centerpiece coal / coal-to-methanol plants facility in climate initiative conversion Kentucky project 16

BTU: The Only Global Pure-Play Coal Investment Three Key Takeaways Three Primary Effects of Current Conditions Soft Near-Term Major Future Strong Investment Markets Market Rebound Opportunities Strong BTU Underinvestment BTU is Contract and Depletion Uniquely Position; to Drive Major Positioned Reducing 2009 Oil, Gas and Coal to Benefit from Production Resurgence Growth Trends 17

Peabody is Uniquely Positioned to Create Value as Global Markets Recover BTU Investment Appeals ? Unmatched size and diverse portfolio ? Record of results and major financial strength ? Serving the fastest-growing global markets ? Growing Australian platform ? Emerging projects in China and Mongolia ? Highly contracted U.S. position ? Best reserve base for long-term development ? Bargain valuation by historic standards 18

Peabody is Largest Private-Sector Coal Company 300 250 Millions) 200 Rio Tinto in 150 (Tons Arch BHP Anglo-American Sales 100 Xstrata Foundation CONSOL 50 Alpha Massey Natural Patriot International Coal 0 0 1 2 3 4 5 6 7 8 9 10 Reserves (Tons in Billions) Source: Company reports and websites, SEC filings and Peabody analysis. Values are on a short-ton basis. 19

Peabody Has a Strong Track Record of Results Sales Volume Revenues EBITDA 275 $7,000 $2,000 256 $6,593 $1,847 250 $6,000 225 $1,500 200 $5,000 175 $4,000 150 $1,000 Tons Sold 125 $3,000 100 $2,000 75 $500 50 $1,000 25 0$ 0 $0 2004 2005 2006 2007 2008 2004 2005 2006 2007 2008 2004 2005 2006 2007 2008 In millions. Reflects results from continuing operations. Sales volumes unaudited. 20

Peabody Financially Strong and Sets Records in All Financial Metrics 2008: A Picture of Peabody When Markets Rebound 2008 Revenue 45% EBITDA 91% Operating Profit 135% Diluted EPS 123% Operating Cash Flow 209% Operating Cash Flow of $1.41 Billion Available Liquidity of More Than $2 Billion Values represent continuing operations for the year ended December 31, 2008. 21

Diversity of Earnings Offers Unique Advantages for BTU International EBITDA Share Grows to +50% in 2008 $1.85 Billion $969 Million U.S. International $422 Million EBITDA EBITDA 2003 2007 2008 Values represent continuing operations. 22

BTU’s Pacific Platform Well-Positioned to Serve Strongest Growth Markets ? Peabody has a growing position in world’s largest coal-exporting nation ? Serving fastest-growing markets in the world – 1 million tons to China already booked in 2009 – India a major thermal and met coal customer ? Major platform offers strong future growth with minimal additional capital ? 20 – 23 million tons in 2009 ? Capacity of 30+ million tons 23

Operations, Trading and Development Create Global Growth Opportunities London Beijing St. Louis Operations Trading & Local Offices Countries Served Sydney Ports BTU Clean Coal Projects Coal Exports Domestic Sales 24

Developing Largest Eastern U.S. Surface Mine to Serve Customer Commitments Peabody’s 8 Million Ton Per Year Bear Run Mine • Revenues of nearly $6 billion over time Indiana • 90 million tons of production secured by long-term customer agreements Farmersburg Bear Run Miller Creek Viking • Production begins Air Quality Francisco Surface Francisco Underground Somerville North Somerville Central mid-year 2009 Somerville South Evansville Office • Capital investment of $350 — $400 million • Exploring similar transactions to secure long-term business 25

Peabody Trades at Historic Low Share Price Given EBITDA Performance $2,000 $90 $1,847 $1,800 $80 $1,600 $70 $1,400 $60 $1,200 $50 $1,000 $911 $969 $696 $40 $800 $30 $600 $490 $422 $20 $400 $200 $10 $0$ 0 2003 2004 2005 2006 2007 2008 EBITDA ($ in Millions) Share Price ($) Peabody values reflect 30-day moving average, the March 2005 and February 2006 2-for-1 stock splits and discontinued operations including the 2007 Patriot Coal spin-off. 26

Peabody Among Top 1% for Profit Growth in Recent Fortune 500 ? BTU ranked No. 5 in Fortune 500 for one- and five-year growth in profits ? Only company in the top 10 for profit growth in both the one- and five-year period ? BTU in top 20 for total return to shareholders over last five years ? Ranked 12th among “climbers” in Fortune 500 27

Peabody Uniquely Positioned Within Coal Industry for Success Strength BTU Peers ? Broad global diversity ??X ? Serving major long-term demand ??X growth in emerging nations ? Able to avoid geology, permitting and ??? compliance issues in high-cost regions ? Leading trading position ??X ? Not challenged by liquidity or inability to ??? access capital ? Able to be opportunistic in acquisitions ??? during challenging markets 28

PeabodyEnergy.com For Further Information: Vic Svec Christina Morrow Senior Vice President Director Investor Relations and Investor Relations Corporate Communications 1.314.342.7651 1.314.342.7768